UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported ) February 22, 2010

FairPoint Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street,
Suite 500,
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 344-8150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 22, 2010, management of FairPoint Communications, Inc. (the “Company”), with the concurrence of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), concluded that the Company should file amendments (the “Amendments”) to its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009 and September 30, 2009 (collectively, the “2009 Quarterly Reports”) to restate the interim consolidated financial statements (the “2009 Interim Consolidated Financial Statements”) contained in the 2009 Quarterly Reports, and that the 2009 Interim Consolidated Financial Statements, as well as the Company’s previously issued earnings releases for the periods covered by the 2009 Quarterly Reports, should no longer be relied upon because of the accounting error described below.  Management and the Audit Committee have discussed the matters described herein with Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm.

On March 31, 2008, the Company acquired Verizon Communications Inc.’s (“Verizon”) landline operations in Maine, New Hampshire and Vermont (the “Merger”).  From January 2007 through January 2009, the Company was in the process of developing and deploying new systems, processes and personnel to replace those used by Verizon to operate and support the Company’s network and back office functions for the landline operations acquired pursuant to the Merger.  Under the Transition Services Agreement, dated as of January 15, 2007, which the Company entered into with certain subsidiaries of Verizon in connection with the Merger, as amended, these services were provided by Verizon until January 30, 2009.  On January 30, 2009, the Company began the cutover from the Verizon systems to the new FairPoint systems (the “Cutover”), and on February 9, 2009, the Company began operating its new platform of systems independently from the Verizon systems, processes and personnel.

As previously disclosed, following the Cutover, many of these systems functioned without significant problems, but a number of the key back-office systems, such as billing, order entry and order management, experienced certain functionality issues. While many of these issues were anticipated, the magnitude of difficulties experienced was beyond the Company’s expectations.  The Company has since worked diligently to remedy these issues and now believes that these back-office systems are operating at or near normal levels.

However, in connection with the preparation of the Company’s financial statements for the year ended December 31, 2009, management has discovered an accounting error that impacts the accuracy of the previously issued 2009 Interim Consolidated Financial Statements.  This error was the result of (i) a deficiency in the transfer of certain known customer billing adjustments from the Company’s billing platform to the general ledger, which is the basis for the Company’s financial reporting, and (ii) a procedural deficiency that allowed this error to go undetected.  In addition, during the fourth quarter of 2009, the Company continued its ongoing efforts to identify and process customer billing adjustments and, in December 2009, as part of its year-end closing process, the Company conducted a review of its customer accounts and concluded that additional customer billing adjustments must be made for the year ended December 31, 2009.  A portion of these billing adjustments will need to be allocated to each of the first three fiscal quarters of 2009.

The Company estimates that this accounting error and these adjustments will result in an aggregate reduction of the Company’s previously reported revenues for the nine month period ended September 30, 2009 of approximately 3%.  In addition, the Company does not expect that this error and these adjustments will have a significant impact on customer accounts.  Finally, the Company believes that this error and these adjustments will not require any changes to the Company’s projected financial information (the “Projections”) contained in the Amended Disclosure Statement for Debtors’ First Amended Joint Plan of Reorganization that the Company filed with the United States Bankruptcy Court for the Southern District of New York on February 11, 2010, which is available at www.fprestructuring.com under the “Court Filings” link.

The Company does not, as a matter of course, make public projections of its anticipated results of operations, financial position or cash flows.  Accordingly, the Company disclaims any obligation to furnish updated projections to reflect any changed circumstances, including actual industry performance, the general economic or business climate or other matters affecting the Projections that differ from those upon which the Projections were based.

The Company has identified the systems and process weaknesses that resulted in the information transfer deficiency described above and has implemented manual processes to compensate for these weaknesses, while it implements a permanent systems solution.  In addition, the Company is currently reviewing the design of its controls and procedures in order to remediate the material weakness that prevented this accounting error from being detected immediately.  Accordingly, the Amendments will also include a restatement of “Item 4. Controls and Procedures.”

At this time, management, the Audit Committee and Ernst & Young are continuing their review of these matters and the Company will file the Amendments once such review is completed.  Given that the review process is still ongoing, the matters discussed herein are preliminary and subject to change.  The restatement of the 2009 Interim Consolidated Financial Statements contained in the Amendments will contain a more definitive description of the impact of the accounting error contained in the 2009 Interim Consolidated Financial Statements.

Cautionary Note Regarding Forward-Looking Statements

Some statements in this Current Report are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements contained in this Current Report that are not historical facts. When used in this Current Report, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including the Company’s plans, objectives, expectations and intentions and the factors discussed under “Risk Factors” in the reports the Company files with the Securities and Exchange Commission (the “SEC”) under the Exchange Act. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to the Company and speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in the Company’s subsequent periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Schedule 14A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

	By:		/s/ Alfred C. Giammarino
		Name:	Alfred C. Giammarino
		Title:	Executive Vice President and
Chief Financial Officer

Date: February 23, 2010